  Exhibit 10.3

SUBORDINATION AGREEMENT

This Subordination Agreement is made as of April 30, 2018 by and among HALCYON CONSULTING, LLC (“Creditor”), RUMBLEON, INC., a Nevada corporation (“Parent”), NEXTGEN PRO, LLC, a Delaware limited liability company (“NextGen Pro”), RMBL MISSOURI, LLC, a Delaware limited liability company (“RMBL Missouri”), RMBL TEXAS, LLC, a Delaware limited liability company (“RMBL Texas”), and each of their Qualified Subsidiaries from time to time party hereto (together with Parent, NextGen Pro, RMBL Missouri and RMBL Texas, individually, each, a “Borrower”, and collectively, “Borrowers”), and HERCULES CAPITAL, INC. (“Agent”), in its capacity as administrative agent for itself and Lender (as defined in the Loan Agreement (as defined below)).

RECITALS

A. Borrowers have requested certain loans and other credit accommodations pursuant to the terms of that certain Loan and Security Agreement dated as of April 30, 2018 by and between Borrowers, Agent and certain lenders from time to time party to thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and have granted a security interest in substantially all assets to secure the obligations thereunder.

B. NextGen Pro and Parent have entered into certain agreements and instruments with NextGen Dealer Solutions, LLC (“Dealer Solutions”) including, without limitation, a Subordinated Secured Confessed Judgment Promissory Note, dated February 8, 2017, issued by Parent (the “Subordinated Note”), an Unconditional Guaranty Agreement, dated as of February 8, 2017, by NextGen Pro to and for the benefit of Dealer Solutions, a Security Agreement, dated as of February 8, 2017, by and between NextGen Pro and Dealer Solutions, a Patent Security Agreement, dated as of February 8, 2017, by and between NextGen Pro and Dealer Solutions and a Trademark Security Agreement, dated as of February 8, 2017, by and between NextGen Pro and Dealer Solutions (collectively, the Subordinated Note Documents”).

C. On December 31, 2017, Dealer Solutions assigned all of its right, title and interest in and to the Subordinated Note Documents to Creditor.

D. Creditor is willing to subordinate: (i) all of each Borrower’s indebtedness and obligations to such Creditor, whether presently existing or arising in the future, (the “Subordinated Debt”) to all of Borrowers’ indebtedness and obligations to Agent and Lender; and (ii) all of such Creditor’s security interests, if any, in each Borrower’s property to all of Agent’s security interests in Borrowers’ property, all in accordance with the provisions set forth herein.

AGREEMENT

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Creditor subordinates to Agent any security interest or lien that Creditor may have in any property of each Borrower. Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of Agent, the security interest of Agent in the Collateral, as defined in the Loan Agreement, shall at all times be prior to the security interest of Creditor. Capitalized terms not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. Except as expressly set forth in Section 3, all Subordinated Debt is subordinated in right of payment to all obligations of each Borrower to Agent and Lender now existing or hereafter arising, together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against each Borrower of any Bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the “Senior Debt”).

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3. Creditor will not demand or receive from any Borrower (and no Borrower will pay to Creditor) all or any part of the Subordinated Debt by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Collateral, nor will Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against any Borrower, for so long as any portion of the Senior Debt remains outstanding. Notwithstanding the foregoing, Creditor shall be permitted to receive, and Borrowers shall be permitted to pay, the following payments:

(a)
If an Advance has been made pursuant to Tranche III of the Loan Agreement, regularly scheduled payments as set forth in the Subordinated Note in the form attached hereto, but only if no Event of Default has occurred and is continuing as of the date of such payment and no Event of Default would result from such payment.

(b)
If no Advance has been made pursuant to Tranche III of the Loan Agreement, (a) regularly scheduled payments of interest as set forth in the Subordinated Note in the form attached hereto, but only if no Event of Default has occurred and is continuing as of the date of such payment and no Event of Default would result from such payment, and (b) regularly scheduled payments of principal as set forth in the Subordinated Note in the form attached hereto, but only if (i) after giving pro forma effect to such payment, Borrowers would have cash in Deposit Accounts or Investment Accounts subject to Account Control Agreements (as such terms are defined in the Loan Agreement) in favor of Agent in an amount not less than $7,500,000, on a consolidated basis, or (ii) as of the end of the last fiscal quarter for which financial statements were required to be delivered to Agent pursuant to the Loan Agreement, Parent maintained Adjusted EBITDA (as defined in the Loan Agreement) for the twelve month period ended as of such date, of not less than $2,000,000.

4. Creditor shall promptly deliver to Agent in the form received (except for endorsement or assignment by Creditor where required by Agent) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of any Borrower’s insolvency, reorganization or any case or proceeding under any Bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Agent’s and Lender’s claims against such Borrower shall be paid in full before any payment is made to Creditor.

6. For so long as any of the Senior Debt remains unpaid, Creditor irrevocably appoints Agent as Creditor’s attorney-in-fact, and grants to Agent a power of attorney with full power of substitution, in the name of Creditor or in the name of Agent, for the use and benefit of Agent, without notice to Creditor, to perform at Agent’s option the following acts in any Bankruptcy, insolvency or similar proceeding involving a Borrower

a.
To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to 30 days before the expiration of the time to file claims in such proceeding and if Agent elects, in its sole discretion, to file such claim or claims; or

b.
To accept or reject any plan of reorganization or arrangement on behalf of such Creditor and to otherwise vote such Creditor’s claims in respect of any Subordinated Debt in any manner that Agent deems appropriate for the enforcement of its rights hereunder.

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7. In the event of a Borrower’s insolvency, reorganization or any case or proceeding, arrangement or transaction under any federal or state bankruptcy or insolvency law or similar laws or proceedings involving a Borrower, for so long as any of the Senior Debt remains unpaid, if Agent, Lender or any of them shall seek to provide any Borrower or any of their subsidiaries with any financing under Section 364 of the Bankruptcy Code , or Agent or Lender support or consent to such financing provided by a third party, or consent to any order for the use of cash collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing” or “Cash Collateral Use”), with such DIP Financing or Cash Collateral Use to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign laws relating to the relief of debtors) would be Collateral), then Creditor agrees that it will raise no objection and will not support, directly or indirectly, any objection to such DIP Financing or Cash Collateral Use nor object to the liens or claims granted in connection therewith on any grounds, including a failure to provide “adequate protection” for the liens, if any, securing any Subordinated Debt (and will not request any adequate protection as a result of such DIP Financing or Cash Collateral Use, and will not support any debtor-in-possession financing or Cash Collateral Use which would compete with such DIP Financing or Cash Collateral Use which is provided to or consented to by Agent or Lender). In addition, Creditor agrees that it will not provide nor seek to provide or support any debtor-in-possession financing without the prior written consent of Agent.

8. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of a Borrower. In addition, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. Creditor represents and warrants that a true copy of the Subordinated Note, as in effect as of the date hereof is attached as Exhibit A hereto, and that neither the Subordinated Note, nor any of the Subordinated Note Documents have been assigned to any other person (it being understood that a security interest in the Subordinated Note has been granted to Cycle Express, LLC).

9. This Agreement shall remain effective for so long as Agent or Lender has any obligation to make credit extensions to a Borrower or any Borrower owes any amounts to Agent or Lender under the Loan Agreement or otherwise. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Agent or Lender for any reason (including, without limitation, the Bankruptcy of a Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Agent all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, Agent or Lender may take such actions with respect to the Senior Debt as Agent and Lender, respectively, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to a Borrower, increasing the principal amount (which may include any DIP Financing), extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against a Borrower or any other person. No such action or inaction shall impair or otherwise affect Agent’s or Lender’s rights hereunder.

10. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Agent. This Agreement is solely for the benefit of Creditor, Agent and Lender and not for the benefit of any Borrower or any other party. Creditor further agrees that if a Borrower is in the process of refinancing a portion of the Senior Debt with a new lender, and if Agent makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

11. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

12. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Jurisdiction shall lie in the State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES. If the jury waiver set forth in this Section is not enforceable, then any dispute, controversy or claim arising out of or relating to this Agreement or any of the transactions contemplated herein shall be resolved by judicial reference pursuant to Code of Civil Procedure Section 638 et seq before a mutually acceptable referee or, if none is selected, then a referee chosen by the Presiding Judge of the California Superior Court for Santa Clara County, provided this provision shall not restrict any party from seeking to enforce any prejudgment remedies.

13. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Agent, Lender or any Borrower in entering into this Agreement. Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of each Borrower. This Agreement may be amended only by written instrument signed by Creditor, Agent and Borrowers.

14. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

AGENT:

HERCULES CAPITAL, INC.

By: /s/ Zhuo Huang
Name: Zhuo Huang
Title: Associate General Counsel

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

CREDITOR:

HALCYON CONSULTING, LLC

By: /s/ Kartik Kakarala
Name: Kartik Kakarala
Title: CEO

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

BORROWERS:

RUMBLEON, INC.

Signature:
_/s/ Steven R. Berrard ____
Print Name:
__Steven R. Berrard ______
Title:
__Chief Financial Officer__

NEXTGEN PRO, LLC

Signature:
_/s/ Steven R. Berrard ____
Print Name:
__Steven R. Berrard ______
Title:
___Manager_____________

RMBL MISSOURI, LLC

Signature:
_/s/ Steven R. Berrard ____
Print Name:
__Steven R. Berrard ______
Title:
___Manager_____________

RMBL TEXAS, LLC

Signature:
_/s/ Steven R. Berrard ____
Print Name:
__Steven R. Berrard ______
Title:
___Manager_____________

EXHIBIT A

SUBORDINATED NOTE

SUBORDINATED SECURED CONFESSED JUDGMENT PROMISSORY NOTE

$1,333,333	February 8, 2017 (“Effective Date”)

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

FOR VALUE RECEIVED, the undersigned, Smart Server, Inc., a Delaware corporation (“Borrower”), does hereby promise to pay to the order of NextGen Dealer Solutions, LLC (“Lender”), on the third anniversary of the Effective Date (the “Maturity Date”), or such earlier time as provided herein, the principal sum of One Million Three Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars ($1,333,333) (the “Principal Amount”), in lawful money of the United States of America, together with any unpaid, accrued interest (“Interest”) thereon, on the terms and conditions set forth in this Subordinated Secured Confessed Judgment Promissory Note (this “Note”).

1. Interest. From the Effective Date through and until the second anniversary of the Effective Date, Interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 6.5% per annum. From the second anniversary of the Effective Date and until the Maturity Date, Interest shall accrue on the outstanding and unpaid Principal Amount at the rate of 8.5% per annum. Interest shall be computed on the basis of a 365-day year for the actual number of days in the interest period. All Interest shall be paid to Lender semi-annually in arrears on the last day of each six month anniversary of the Effective Date, including, if applicable, on the Maturity Date.

2. Maturity Date. Borrower will repay the outstanding Principal Amount, together with any accrued and unpaid Interest thereon, in one lump sum on the Maturity Date.

3. Prepayment. The Principal Amount and any Interest accrued thereon may be prepaid by Borrower at any time prior to the Maturity Date without premium or penalty.

4. Application of Payments. All payments made under this Note shall be applied first to late penalties or other sums owed to the holder of this Note, next to accrued interest, if any, and then to the Principal Amount.

5. Default. If (1) Borrower shall fail to pay the then unpaid Principal Amount on the Maturity Date or any Interest accrued thereon when due, (2) Borrower shall fail to perform, observe or comply with any other obligation under this Note, which failure is not cured promptly but in no case more than fifteen (15) days after written notice to Borrower, except that in the event Borrower is unable to complete the cure within the fifteen (15) day period, the cure period shall be extended if Borrower has commenced the cure within fifteen (15) days and is diligently pursuing the cure; in no event, however, shall the cure period exceed thirty (30) days from the date of Lender’s notice, unless Lender and Borrower mutually agree to an extension of the cure period, (3) NextGen Pro, LLC shall fail to pay any amount due under the Unconditional Guaranty Agreement attached hereto and incorporated herein by reference as Exhibit A and executed on the date hereof by the NextGen Pro, LLC in favor of the Lender (the “Guaranty”), (4) NextGen Pro, LLC shall fail to perform, observe or comply with any other obligation under the Guaranty or the Security Agreement attached hereto and incorporated herein by reference as Exhibit B and executed on the date hereof by the NextGen Pro, LLC in favor of the Lender (the “Security Agreement”), which failure is not cured promptly but in no case more than fifteen (15) days after written notice to NextGen Pro, LLC, except that in the event NextGen Pro, LLC is unable to complete the cure within the fifteen (15) day period, the cure period shall be extended if NextGen Pro, LLC has commenced the cure within fifteen (15) days and is diligently pursuing the cure; in no event, however, shall the cure period exceed thirty (30) days from the date of Lender’s notice, unless Lender and NextGen Pro, LLC mutually agree to an extension of the cure period, (4) Borrower or NextGen Pro, LLC is acquired in a merger, consolidation or transfer of all or substantially all of its assets, or (5) Borrower shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against Borrower under the Bankruptcy Code, and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a trustee or custodian is appointed for, or takes charge of, all or substantially all of the property of Borrower, or Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower, or there is commenced against Borrower any such proceeding which remains undismissed for a period of 90 days, or Borrower is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower makes a general assignment for the benefit of creditors (any of the events referred to in Section 4 (1) – (5) above being referred to herein as a “Default”); then Lender, by written notice to Borrower, may declare the unpaid Principal Amount and any accrued Interest thereon to be, and the same shall thereupon become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower, and Interest on the unpaid Principal Amount shall thereafter accrue at the rate of ten percent (10%) per annum.

6. Security.

As security for the prompt payment and complete performance of Borrower of its obligations under this Note, NextGen Pro, LLC has executed and delivered to the Lender on the date hereof the Guaranty and the Security Agreement.

7. Subordination.

(a) Notwithstanding anything to the contrary set forth in this Note, all of the obligations under this Note ("Subordinated Obligations") shall at all times and in all respects be subordinate and junior in right of payment to all Senior Debt (defined below), and for so long as any Senior Debt shall be outstanding, Borrower shall not be obligated to make any payments otherwise required hereunder if the Borrower is then in default under any agreements evidencing and securing the Senior Debt ("Senior Debt Documents") or the payment would cause the Borrower to be in default under the Senior Debt Documents. For purposes of this Note, "Senior Debt" shall mean any indebtedness of the Borrower as defined under United States Generally Accepted Accounting Principles, as in effect on the date hereof, that is secured by any assets of the Borrower, including, but not limited to (i) any indebtedness for borrowed money or indebtedness evidenced by notes, bonds or similar instruments, including any term loan, revolving credit financing, working capital financing, floor plan financing or real estate financing, and (ii) purchase money indebtedness and capital leases, , in each case, whether now existing or entered into after the date hereof.

(b) The security interest granted under the Security Agreement (the “Security Interest”) shall be subordinated for all purposes and in all respects to the liens and security interests securing any Senior Debt, regardless of the time, manner or order of perfection of any such liens and security interests.

(c) Promptly upon Borrower's request, Lender will from time to time execute and deliver a subordination agreement on the terms consistent with this Section 7 and reasonably requested by any holder of any Senior Debt (or any agent for such holders), including but not limited to subordination provisions providing for "deep subordination" of this Note, the Subordinated Obligations and the Security Interest to any Senior Debt; provided that the provisions of such subordination agreement shall not expand the limitations on Borrower's payment obligations set forth in the first sentence of Section 7(a).

(d) The subordination, agreements and priorities set forth in this Section 7 shall remain in full force and effect until this Note shall have been indefeasibly paid in full (regardless of whether or not any Senior Debt shall be outstanding), and in the event the Lender is required to return to any party funds or other property that Lender receives from Borrower or any of its respective affiliates in respect of the Subordinated Obligations, the Lender shall not have been deemed to have waived its rights to payment in full under this Note, provided that the provisions of this Section 7 shall apply to such rights to payment of the Lender and to the continuing obligations of the Borrower in respect thereof (which for all purposes shall continue to be Subordinated Obligations hereunder), and Lender agrees to be bound thereby.

8. CONFESSION OF JUDGMENT. UPON A DEFAULT OF THIS NOTE, THE BORROWER AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES, INCLUDING GLENN D. SOLOMON, AS THE BORROWER’S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER AND AUTHORITY FOR THE BORROWER, IN THE BORROWER’S NAME, PLACE AND STEAD, ON BORROWER’S BEHALF, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST THE BORROWER, IN THE FULL AMOUNT THEN DUE UNDER THIS NOTE, INCLUDING ANY EXPENSES OF COLLECTION, PLUS REASONABLE ATTORNEYS’ FEES. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE HOLDER OF THIS NOTE SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE UNDER THIS NOTE HAVE BEEN PAID IN FULL.

9. No Waiver or Modification Except in Writing. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, or power under this Note or under any other document or agreement executed in connection with this Note shall operate as a waiver thereof. This Note may not be amended or modified orally, nor may any right or provision hereof be waived orally, but only by an instrument in writing signed by the party against which enforcement of such amendment, modification or waiver is sought.

10. Waiver of Presentment. Borrower hereby waives presentment for payment, protest and notice of maturity or non-payment.

11. Severability. If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties consent to the reformation of any invalid or unenforceable provision so that it is enforceable to the maximum extent permitted by law.

12. Notices. All notices, requests, consents, demands, and other communications under this Note shall be in writing and shall be delivered either (a) via hand delivery; (b) via facsimile to the recipient’s number (with a confirmation copy delivered via reputable airborne carrier); or (c) via reputable airborne carrier (e.g., Federal Express or DHL). Notice shall be deemed delivered when actually received by the intended recipient. All notices shall be addressed to such address as any party may indicate for itself by written notice to the other party.

13. Assignments. The Lender shall not assign or transfer any claim, or suffer or permit the creation or attachment of any lien, claim, encumbrance, hypothecation or pledge upon any claim, with respect to the Subordinated Obligations, unless such assignment or transfer is made expressly subject to this Note, and Lender agrees to provide to any holder of Senior Debt (or its agents) written confirmation from any such assignee or transferee of receipt of, and agreement to be bound by, this Note. Borrower agrees that Lender may pledge this Note to Cycle Express, LLC as security for the repayment of the $250,000 Promissory Note executed by the Lender on the date hereof in favor of Cycle Express, LLC. Cycle Express, LLC and any other assignee or pledgee of this Note shall promptly deliver to Borrower a written acknowledgement of the subordination provisions contained in Section 7 of this Note and its obligation to comply therewith. In the event one or more subordination agreements are in effect, Cycle Express, LLC and any other assignee or pledgee of this Note shall promptly execute a joinder to or an acknowledgement of such subordination agreement(s) in the form reasonably acceptable to the Senior Lender(s) party to such subordination agreement(s).

14. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Maryland.

15. Consent to Jurisdiction. Each of Borrower and Lender submits to the exclusive jurisdiction of any state or federal court within the State of Maryland in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding shall be exclusively heard and determined in any such court. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.

16. WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

17. Facsimile Signature. The execution of this Note by Borrower and the delivery to Lender of a facsimile or PDF copy of such executed Note shall be effective to obligate Borrower hereunder for all purposes and such facsimile or PDF copy shall be deemed to be an original for all purposes.

18. Usury Laws. It is the intention of the parties to conform strictly to all applicable usury laws now or hereafter in force, and if the interest imposed hereunder is in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters (the “Usury Laws’) any Interest payable under this Note shall be subject to reduction to the amount equal to the maximum legal amount allowed under the Usury Laws. The aggregate of all interest (whether designated as interest, service charges, points, or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Borrower or credited on the unpaid Principal Amount, or if this Note has been repaid, then such excess shall be rebated to Borrower.

19. Expenses of Collection. Upon a Default, this Note may be referred to an attorney for collection, whether or not judgment has been confessed or suit has been filed, and the Borrower shall pay all of the reasonable costs, fees, and expenses, including reasonable attorney’s fees, incurred by the Lender.

20. Binding Nature. This Note shall inure to the benefit of and be enforceable by the Lender and the Lender’s successors and permitted assigns, and shall be binding and enforceable against the Borrower and the Borrower’s successors and assigns.

NOW THEREFORE, Borrower has executed this Subordinated Secured Confessed Judgment Promissory Note under seal on the date first above written.

WITNESS:	BORROWER:
____________________________	SMART SERVER, INC. By: /s/ Marshall Chesrown Name: Marshall Chesrown Title: Chief Executive Officer

ACKNOWLEDGED AND AGREED:

LENDER:

NEXTGEN DEALER SOLUTIONS, LLC

By: /s/ Kartik Kakarala
Name: Kartik Kakarala
Title: President

EXHIBIT A

UNCONDITIONAL GUARANTY AGREEMENT

UNCONDITIONAL GUARANTY AGREEMENT

THIS UNCONDITIONAL GUARANTY AGREEMENT (the "Guaranty") is made as of the 8th day of February, 2017, by NEXTGEN PRO, LLC, a Delaware limited liability company (the "Guarantor") to and for the benefit of NEXTGEN DELAER SOLUTIONS, LLC, a Delaware limited liability company (the "Lender").

R E C I T A L S

A.           Pursuant to the Asset Purchase Agreement executed on January 8, 2017 by and among the Lender, Smart Server, Inc. (“Borrower”), Halcyon Consulting, LLC (“Halcyon”) and certain other parties signatory thereto, the Lender agreed to sell and the Borrower agreed to purchase substantially all of the assets of the Lender (the “Asset Purchase Agreement”).

B.           One Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($1,333,333.00) of the purchase price under the Asset Purchase Agreement is to be paid pursuant to the terms and conditions set forth in the Subordinated Secured Confessed Judgment Promissory Note of even date herewith executed by Borrower in favor of the Lender (the "Note").

C.           On the date hereof, Borrower assigned its rights, but not obligations, under the Asset Purchase Agreement to the Guarantor.

D.           As a condition precedent to the Lender’s agreement to close under the Asset Purchase Agreement, the Guarantor has agreed to execute and deliver this Guaranty pursuant to which the Guarantor will guarantee to the Lender (the "Beneficiary") the full payment and performance of all of the Borrower's obligations under the Note.

NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantor agrees as follows:

1.           Guaranty. The Guarantor unconditionally guarantees to the Beneficiary and its respective successors and assigns, the full and prompt payment to the Beneficiary when due of all amounts of every kind due to the Beneficiary from the Borrower pursuant to the Note, and the full and prompt performance of all of the Borrower's obligations to the Beneficiary under the Note. The Guarantor unconditionally guarantees that all sums due and owing under the Note shall be paid when and as due, whether by reason of installments, acceleration or otherwise, time being of the essence.

2.           Nature of the Guaranty. This is a guaranty of payment and not of collection and the obligations of the Guarantor hereunder shall be direct, immediate and primary. This Guaranty shall in all respects be a continuing absolute and unconditional guarantee irrespective of the genuineness, validity or enforceability of the Note or any part thereof, or by the existence, enforceability, perfection or extent of any collateral therefor.

3.           Beneficiaries Need Not Pursue Rights Against Borrower, Any Guarantor, or Collateral. The Guarantor authorizes the Beneficiary without notice, demand or any reservation of rights against the Guarantor and without affecting the Guarantor's obligations hereunder, from time to time, to resort to the Guarantor for payment of the amounts due and performance of the obligations under the Note or any part thereof, whether or not the Beneficiary shall have resorted to any collateral securing the Note or any part thereof or shall have proceeded against any other person principally or secondarily obligated with respect to the Note or any part thereof.

4.           Accuracy of Representations. The Guarantor warrants that all of the representations made by the Guarantor in connection with the Note and the transactions contemplated thereby are true and correct and not knowingly misleading and the Guarantor agrees to indemnify the Beneficiary from any loss or expense as a result of any representation or statement of the Guarantor or the Borrower being false, incorrect, or knowingly misleading

5.           Representations of the Guarantor. To induce the Beneficiary to accept this Guaranty for the purposes for which it is given, the Guarantor represents and warrants to the Beneficiary as follows:

A.           Organization. Guarantor is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business. Guarantor is duly qualified or authorized to do business as a foreign company and is in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its properties requires such qualification or authorization, except to the extent the failure to do so would not reasonably be expected to result in a material adverse effect on Guarantor.

B.           Non-Existence of Defaults, etc. The Guarantor is not in material default with respect to any of its existing indebtedness, and the making and performance of this Guaranty will not immediately, or with the passage of time, the giving of notice, or both, constitute a default under any existing indebtedness of Guarantor.

C.           Violation of Laws. In the conduct of its businesses and affairs, the Guarantor is not in violation of any applicable federal, state or local laws, the violation of which would cause a material adverse effect on the Guarantor.

D.           Capacity. The execution, delivery and performance of this Guaranty has been duly authorized by all necessary action by or on behalf of Guarantor. The Guarantor has the legal capacity to execute and deliver this Guaranty as a valid obligation, which is binding and enforceable in accordance with the terms hereof.

E.           No Insolvency. There is no pending or threatened bankruptcy or insolvency proceeding by or against the Guarantor.

6.           Security. As security for the prompt payment and complete performance by Guarantor of its obligations under this Guaranty, Guarantor has executed and delivered to the Lender on the date hereof the Security Agreement (hereinafter defined in Section 9).

7.           Rights of Beneficiary to Deal With Borrower, Guarantor, and Collateral. The Beneficiary may, without compromising, impairing, diminishing, or in any way releasing the Guarantor from the Guarantor's obligations hereunder and without notifying or obtaining the prior approval of the Guarantor at any time or from time to time: (a) waive or excuse a default or defaults by the Borrower or any person who has guaranteed in whole or in part any of the Borrower's obligations under the Note, or a delay in the exercise by the Beneficiary of any or all of the Beneficiary's rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the Borrower or any person who has guaranteed in whole or in part any of the Borrower's obligations under the Note; (c) release, substitute, exchange, surrender, or add collateral of the Borrower or any person who has guaranteed in whole or in part any of the Borrower's obligations under the Note, or waive, release or subordinate, in whole or in part, any lien or security interest held by the Beneficiary on any real or personal property securing payment or performance, in whole or in part, of the Borrower's obligations under the Note; (d) release the Borrower or any person who has guaranteed in whole or in part, any of the Borrower's obligations under the Note; (e) apply payments made by the Borrower, or by any person who has guaranteed in whole or in part, any of the Borrower's obligations under the Note, to any sums owed by the Borrower to the Beneficiary, in any order, or manner, or to any specific account or accounts, as the Beneficiary may elect; or (f) modify, change, renew, extend, or amend, in any respect any of the provisions of the Note or this Guaranty.

8.           Waivers by the Guarantor. The Guarantor waives: (a) any and all notices whatsoever with respect to this Guaranty or with respect to any of the Borrower's obligations under the Note, including, but not limited to, notice of: (i) the Beneficiary's acceptance hereof or the Beneficiary's intention to act, or the Beneficiary's action, in reliance hereon; (ii) the present existence or future occurrence of an event of default of any of the Borrower's obligations under the Note or any terms or amounts thereof of any change therein; (iii) any default by the Borrower or any surety, pledgor, grantor of security, guarantor or other person who has guaranteed or secured in whole or in part the Borrower's obligations under the Note; and (iv) the obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), pledge, assignment, or other security for any of the Borrower's obligations under the Note; and (b) (i) presentment, protest and demand for payment of any sum due from the Borrower under the Note or any person who has guaranteed in whole or in part any of the Borrower's obligations under the Note, including the Guarantor; (ii) notice of default by the Borrower or any person who has guaranteed in whole or in part any of the Borrower's obligations under the Note, including the Guarantor; (iii) demand for performance by the Borrower or any person who has guaranteed in whole or in part any of the Borrower's obligations under the Note.

9.           Events Authorizing Acceleration of Guaranty. In the event any of the following occur with respect to the Guarantor or, with respect to the Borrower (an "Event of Default"), the Beneficiary may, in the Beneficiary's sole and absolute discretion, accelerate and call due as to the Guarantor all sums due from the Borrower: (a) Guarantor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”); or an involuntary case is commenced against Guarantor under the Bankruptcy Code, and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a trustee or custodian is appointed for, or takes charge of, all or substantially all of the property of Guarantor, or Guarantor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Guarantor, or there is commenced against Guarantor any such proceeding which remains undismissed for a period of 90 days, or Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Guarantor makes a general assignment for the benefit of creditors; (b) any "Default" as defined under the Note or under the Security Agreement between the Guarantor and the Lender, dated the date hereof, attached hereto as Exhibit A and incorporated herein by reference (the “Security Agreement”), or (c) a default by the Guarantor in payment or in performance of any of its obligations under this Guaranty.

10.           Confession of Judgment. UPON A DEFAULT OF THIS GUARANTY, THE GUARANTOR AUTHORIZES ANY ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES, INCLUDING GLENN D. SOLOMON, AS GUARANTOR’S TRUE AND LAWFUL ATTORNEY-IN-FACT, WITH FULL POWER AND AUTHORITY FOR GUARANTOR, IN GUARANTOR’S NAME, PLACE AND STEAD, ON GUARANTOR’S BEHALF, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND CONFESS JUDGMENT AGAINST GUARANTOR, IN THE FULL AMOUNT THEN DUE UNDER THIS GUARANTY, INCLUDING ANY EXPENSES OF COLLECTION, PLUS REASONABLE ATTORNEYS’ FEES. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE BENEFICIARY SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE UNDER THE GUARANTY HAVE BEEN PAID IN FULL.

11.           Collection Expenses. All reasonable and documented out-of-pocket costs and expenses (including reasonable attorney fees and expenses) of the prevailing party in any action to enforce any rights under this Guaranty, shall be borne and paid by the non-prevailing party.

12.           Subordination of Certain Indebtedness. If the Guarantor shall advance any sums to Borrower or its successors or assigns or if the Borrower or its successors or assigns shall hereafter become indebted to the Guarantor, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the Beneficiary. Nothing herein contained shall be construed to give the Guarantor any right of subrogation in and to any obligations of the Borrower to the Beneficiary, or in any of the collateral therefor, or all or any part of the Beneficiary's interest therein.

13.           Invalidity of Any Part. If any provision or part of any provision of this Guaranty shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Guaranty and this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

14.           Subrogation Rights. The Guarantor waives and releases the Beneficiary from any damages which the Guarantor may incur as a result of any impairing, diminishing, or destroying of any of the Guarantor's rights of subrogation, unless such impairing, diminishing or destroying is willful or grossly negligent. To the extent that the Guarantor satisfies or discharges any of the Borrower's obligations to the Beneficiary, the Beneficiary does hereby assign, transfer and convey unto the Guarantor any and all rights, interests, actions or causes of action, claims and remedies of the Beneficiary, provided, that, any and all such rights of the Guarantor shall be subordinate to the rights and interests of the Beneficiary hereunder.

15.           Notices. Any notice or consent required or permitted by this Guaranty (but without implying any obligation to give a notice or obtain a consent) shall be in writing and shall be made by hand delivery, by overnight mail by nationally recognized courier, by wire or by certified mail, return receipt requested, postage prepaid, addressed to the Beneficiary or the Guarantor at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by either party, and shall be considered given as of the date of hand delivery or wire, one day after being sent by overnight mail or as of two (2) business days after the date of mailing, as the case may be:

If to the Beneficiary:

NextGen Dealer Solutions, LLC
1431 Greenway Drive
Suite 775
Irving, TX 75038
Attention: Kartik Kakarala

With a copy (which shall not constitute notice) to:

Glenn D. Solomon, Esquire
Offit Kurman, P.A.
8171 Maple Lawn Boulevard
Suite 200
Maple Lawn, MD 20759

If to the Guarantor:

NextGen Pro, LLC
4521 Sharon Road
Suite 370
Charlotte, NC 28211
Attn: Steven Berrard

With a copy (which shall not constitute notice) to:

Akerman LLP
Three Brickell City Centre
98 SE 7th Street
Miami, FL 33131
Attn: Scott A. Wasserman

16.           Effective Date. The guaranty of the Guarantor as herein set forth shall be effective as of the date of this Guaranty, independent of the date of execution or delivery thereof.

17.           Duration. This Guaranty shall be a continuing one and shall be binding upon the Guarantor regardless of how long before or after the date of this Guaranty any of the Borrower's obligations to the Beneficiary were or are incurred by the Borrower. The guaranty under this Guaranty shall be terminated upon the repayment and performance in full of all of the Borrower's obligations under the Note.

18.           Binding Nature. This Guaranty shall inure to the benefit of and be enforceable by the Beneficiary and the Beneficiary's successors and assigns and any other person to whom the Beneficiary may grant an interest in the Borrower's obligations to the Beneficiary, and shall be binding upon and enforceable against the Guarantor's heirs, personal representatives, and assigns.

19.           Assignability. This Guaranty may be assigned by the Beneficiary at any time or from time to time. This Guaranty may not be assigned by the Guarantor.

20.           Choice of Law; Consent to Jurisdiction. This Guaranty shall be construed, interpreted, and enforced under the laws of the State of Maryland.

21.           Tense, Gender, Defined Terms, Captions. As used herein, the plural shall refer to and include the singular, and the singular the plural, and the use of any gender shall include and refer to any other gender. All captions are for the purpose of convenience only.

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the date first written above, with the specific intention that this Guaranty constitutes an instrument under seal.

WITNESS:
GUARANTOR

NEXTGEN PRO, LLC

_______________________
 By: /s/ Marshall Chesrown (SEAL)

EXHIBIT B

SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Agreement”), made this 8th day of February, 2017, by and between NEXTGEN PRO, LLC, a Delaware limited liability company, with an address of 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211 ("Debtor"), and NEXTGEN DEALER SOLUTIONS, LLC, a Delaware limited liability company, with an address of 1431 Greenway Drive, Suite 775, Irving, Texas 75038 (the "Secured Party").

1.
Grant of Security Interest. Subject to the applicable terms of this Security
Agreement, Debtor grants to Secured Party a security interest in the Collateral to secure the payment of the Obligation, provided that the security interest granted hereby is subject to the provisions of applicable law (e.g., UCC Section 9-408(c).

2.
The Obligation. As used in this Agreement, "Obligation" means collectively all of the following:

(a) All amounts due pursuant to the terms of an Unconditional Guaranty Agreement dated even date herewith (the "Guaranty") from the Debtor to Secured Party, pursuant to which the Debtor guaranteed the payment and performance of all obligations of Smart Server, Inc. under a Subordinated Secured Confessed Judgment Promissory Note dated even date herewith in the face amount of One Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($1,333,333.00).

(b) All costs incurred by Secured Party to enforce the security interest granted hereby ("Security Interest"), collect the Obligation, and maintain the Collateral free of liens (other than Permitted Encumbrances as defined on Exhibit A attached hereto), and including (but not limited to) reasonable attorneys' fees and legal expenses, and expenses of sale.

3.
The Collateral. As used in this Security Agreement, "Collateral" shall mean all of Debtor's assets, both now and hereafter acquired, and wherever located, including but not limited to:

(a) Accounts;

(b) Chattel paper;

(c) Contracts;

(d) Deposit accounts;

(e) Documents;

(f) Equipment;

(g) Farm products;

(h) Fixtures;

(i) General intangibles;

(j) Goods;

(k) Instruments;

(l) Inventory;

(m) Investment property;

(n) Letter-of-credit rights;

(o) Franchise agreements; and

(p) The Patent Collateral (hereinafter defined);

(q) The Trademark Collateral (hereinafter defined);

(r) Intellectual property; and

(s) Proceeds and products of all of the foregoing;

provided however, that the "Collateral" shall exclude the "Excluded Property". Excluded Property means (i) motor vehicles and other assets subject to certificates of title, letter of credit rights and commercial tort claims; (ii) pledges and security interests prohibited by applicable law, rule, regulation; (iii) equity interests in any person other than wholly-owned subsidiaries of Borrower; (iv) any lease, license or other agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto; (v) any governmental licenses or state or local franchises, charters and authorizations (but not registered patents and trademarks); (vi) any equipment or other asset subject to liens securing capitalized lease obligations or permitted purchase money indebtedness.

“Patent Collateral” means:

(a) All patents and patent applications, including patent application number 14614160 known as “Near Field Communication (NFC) Vehicle Identification System and Process” filed with the United States Patent and Trademark Office and all registrations, reissues, divisions, continuations, continuations-in-part, renewals, extensions and reexaminations thereof and amendments thereto (the "Patents");

(b) all rights of any kind whatsoever of Debtor accruing under any of the Patents provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c) any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the Patents; and

(d)           any and all claims and causes of action, with respect to any of the Patents, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

“Trademark Collateral” means:

(a) All trademark registrations and applications, including the trademark “CyclePro” registered with the United States Patent and Trademark Office, Registration number 4,662,863, together with the goodwill connected with the use of and symbolized thereby and all extensions and renewals thereof (the "Trademarks"), excluding only United States intent-to-use trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(b) all rights of any kind whatsoever of Debtor accruing under any of the Trademarks provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c) any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the Trademarks; and

(d) any and all claims and causes of action, with respect to any of the Trademarks, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

4.
Debtor's Covenants.

(a) Debtor shall maintain at its principal place of business complete records regarding all account balances due Debtor, whether secured or unsecured, which account balances comprise the Collateral hereunder. Such records shall include, without limitation, current statements of balances due, and copies of all contracts, instruments or documents evidencing, securing or guarantying such balances. Upon reasonable prior notice by Secured Party, Debtor shall make all such records available for inspection and copying by Secured Party and/or its agents during normal business hours.

(b) Debtor covenants and agrees that it shall: (i) take adequate care of the Collateral (except as provided in 4(b)(viii) below) in accordance with reasonable and customary business practices for similar businesses as the Debtor's, reasonable wear and tear excepted; (ii) insure the Collateral for such hazards and in such amounts customary for similar businesses as the Debtor's, with policies to name the Secured Party as additional insured and/or loss payee, as the case may be; (iii) pay all costs necessary to enforce the Security Interest, collect the Obligation, and maintain the Collateral free of liens (other than Permitted Encumbrances), including (but not limited to) taxes, assessments, reasonable attorneys' fees and legal expenses, and expenses of sale; (iv) furnish Secured Party with any information on the Collateral reasonably requested by Secured Party; (v) upon receipt of reasonable prior written notice, allow Secured Party to inspect the Collateral, and inspect and copy all records relating to the Collateral and the Obligation, in each case, during business hours; (vi) take commercially reasonable steps to preserve the liability of account debtors, obligors, and secondary parties whose obligations are part of the Collateral; (vii) notify Secured Party of any material change occurring in or to the Collateral, taken as a whole, and (viii) in its sole discretion, make the decisions regarding any continued prosecution and maintenance of the Patent Collateral and Trademark Collateral.

(c) Debtor agrees and covenants that it shall not (without Secured Party's consent, which shall not be unreasonably withheld): (i) remove the Collateral or any records relating thereto from the address set forth above; (ii) allow the Collateral to become an accession to other goods; or (iii) allow the Collateral to be affixed to real estate, except goods identified herein as fixtures.

(d) Debtor warrants and represents to the best of its information, knowledge and belief, as follows: no financing statement or collateral assignment has been filed or executed with respect to the Collateral except in favor of the Secured Party; (ii) Debtor is absolute owner of the Collateral and the Collateral is not encumbered other than by Permitted Encumbrances; (iii) none of the Collateral is affixed to real estate or an accession to other goods, nor will Collateral acquired hereafter be affixed to real estate or an accession to other goods when acquired, unless Debtor has furnished Secured Party the consents or disclaimers necessary to make this Security Interest valid against persons holding interests in the real estate or other goods; (iv) all of the Collateral is located at Debtor's address set forth above; (v) Debtor has never been known by, or done business under, any name other than those set forth above.

(e) Debtor authorizes Secured Party to (i) file financing statements and assignments covering the Collateral and all personal property of Debtor and containing such legends as Secured Party shall deem necessary or desirable to protect Secured Party's interest in the Collateral, and (ii) file and have recorded with the United States Patent and Trademark Office a short-form of a security agreement evidencing the Security Interest in the Patent Collateral and Trademark Collateral in the forms attached hereto and incorporated herein by reference as Exhibits B and C.

5.
Default.

(a)           Any "Default" as defined under the Note or the Guaranty shall be an event of default hereunder. "Senior Debt" means any indebtedness of the Debtor as defined under United States Generally Accepted Accounting Principles ("GAAP"), as in effect on the date hereof, that is secured by any assets of the Debtor, including, but not limited to (i) any indebtedness for borrowed money or indebtedness evidenced by notes, bonds or similar instruments, including any term loan, revolving credit financing, working capital financing, floor plan financing or real estate financing, and (ii) purchase money indebtedness and capital leases, in each case, whether now existing or entered into after the date hereof.

(b)           When an event of default occurs, the entire Obligation becomes immediately due and payable at Secured Party's option without notice to Debtor, and Secured Party may proceed to enforce payment of same and exercise any and all of the rights and remedies available to a secured party under the Uniform Commercial Code as well as all other rights and remedies provided for herein or by law. When Debtor is in default, Debtor, upon demand by Secured Party, shall assemble the Collateral and make it available to Secured Party at a place reasonably convenient to both parties. Debtor is entitled to any surplus and shall be liable to Secured Party for any deficiency, arising from accounts, contract rights, or chattel paper included in the Collateral through sale thereof to the Secured Party.

6.            Remedies of Secured Party. Secured Party may, in its discretion, after an event of default: (i) require Debtor to give possession or control of the Collateral to Secured Party, and Secured Party may take possession of the Collateral without the exercise of judicial process; (ii) indorse as Debtor's agent any instruments or chattel paper in the Collateral; (iii) notify account debtors and obligors on instruments to make payment directly to Secured Party; (iv) contact account debtors directly to verify information furnished by Debtor; (v) take control of proceeds and use cash proceeds to reduce any part of the Obligation; (vi) take any action Debtor is required to take or otherwise necessary to perfect, preserve, and enforce the Security Interest, and maintain and preserve the Collateral, without notice to Debtor, and add costs of same to the Obligation (but Secured Party is under no duty to take any such action); (vii) release Collateral in its possession to Debtor, temporarily or otherwise; (viii) take control of funds generated by the Collateral, such as dividends, interest, proceeds or refunds from insurance, and use same to reduce any part of the Obligation; and (ix) waive any of its rights hereunder without such waiver prohibiting the later exercise of the same or similar rights.

7.            Satisfaction of Liens. If Secured Party disposes of the Collateral following default, the proceeds of such disposition shall be applied first to the Note secured by the Guaranty included in the Obligation, and thereafter to all remaining Obligations secured hereby. For purposes of this paragraph, an extended or renewed guaranty will be considered executed on the date of the original Guaranty.

8.            Subordination. Notwithstanding anything to the contrary set forth in this Security Agreement:

(a) The Security Interest shall be subordinated for all purposes and in all respects to the liens and security interests securing any Senior Debt, regardless of the time, manner or order of perfection of any such liens and security interests.

(b) Promptly upon Debtor's request, Secured Party will from time to time execute and deliver a subordination agreement on the terms consistent with Section 7 of the Note and this Section 8 and reasonably requested by any holder of any Senior Debt (or any agent for such holders), including but not limited to subordination provisions providing for subordination of the Note, the Obligation and the Security Interest to any Senior Debt.

9.            Release. Upon payment in full of the Obligation, the Security Interest shall automatically terminate and be released without any further action of the Secured Party, and at such time Debtor is authorized to file terminations, releases and any other document necessary to terminate and release any evidence of the Security Interest delivered by Debtor or otherwise recorded or filed to evidence the Security Interest, including releases of UCC financing statements.

10.            Miscellaneous. The rights and privileges of Secured Party shall inure to its successors and assigns. All representations, warranties, covenants and agreements of Debtor shall bind Debtor and Debtor's successors and assigns. Unless otherwise defined herein, definitions in the Uniform Commercial Code apply to words and phrases in this Agreement. Debtor waives presentment, demand, notice of dishonor, protest, and extension of time without notice as to any instruments and chattel paper in the Collateral. Notice mailed to Debtor's address set forth above, or to Debtor's most recent changed address on file with Secured Party, at least five (5) days prior to the related action (or, if the Uniform Commercial Code specifies a longer period, such longer period prior to the related action), shall be deemed reasonable. The laws of the State of Maryland shall govern the rights and obligations of the parties to this Security Agreement and the interpretation, construction and enforceability thereof. As used herein, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders. A photographic or other reproduction of this Security Agreement, or any financing statement signed by Debtor, is sufficient as a financing statement.

IN WITNESS WHEREOF, the parties have executed this Security Agreement under seal as of the day and year first above written.

WITNESS:
NEXTGEN DEALER SOLUTIONS, LLC

_________________________________            By: /s/ Marshall Chesrown(SEAL)
                                                                                     Marshall Chesrown, President

"Debtor"

WITNESS:
NEXTGEN DEALER SOLUTIONS, LLC

_________________________________            By: /s/ Kartik Kakarala  (SEAL)
Kartik Kakarala, Manager

"Secured Party"

EXHIBIT "A"

Permitted Encumbrances

(a) liens created hereby or otherwise securing the Note;

(b) the following liens existing on the date hereof and any renewals or extensions thereof:
;

(c) liens (other than liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable person in accordance with GAAP;

(d) statutory or common law liens of landlords (and customary landlords’ liens in leases), carriers, warehousemen, mechanics, materialmen and suppliers and other liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such liens secure only amounts not overdue by more than 90 days or, if more than 90 days overdue, are unfiled and no other action has been taken to enforce such lien or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;

(e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any lien imposed by ERISA;

(f) deposits to secure the performance of bids, trade contracts and leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable person;

(h) judgment liens in respect of judgments, the uninsured portion of which, if any, does not exceed $100,000;

(i) liens securing Senior Debt;

(j) leases or subleases granted to others not interfering in any material respect with the business of Debtor;

(k) any interest of title of a lessor under, and liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases

(l) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

(m) liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

(n) liens of sellers of goods to the Debtor arising under Article 2 of the Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses; and

(o) liens existing on property at the time of its acquisition; provided, that, (i) such lien was not created in contemplation of such acquisition, and (ii) such lien does not encumber any property other than the property encumbered at the time of such acquisition.

EXHIBIT “B”

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (the “Agreement”), made this 8th day of February, 2017, by and between NEXTGEN PRO, LLC, a Delaware limited liability company, with an address of 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211 (“Debtor”), and NEXTGEN DEALER SOLUTIONS, LLC, a Delaware limited liability company, with an address of 1431 Greenway Drive, Suite 775, Irving, Texas 75038 (the “Secured Party”).

WHEREAS, Debtor has executed an Unconditional Guaranty Agreement dated even date herewith (the "Guaranty") in favor of the Secured Party, pursuant to which the Debtor guaranteed the payment and performance of all obligations of Smart Server, Inc. under a Subordinated Secured Confessed Judgement Promissory Note executed in favor of the Secured Party on the date hereof.

WHEREAS, to secure the obligations under the Guaranty, the Debtor executed and delivered to the Secured Party that certain Security Agreement dated as of the date hereof (the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Debtor granted to the Secured Party, a security interest in, among other property, certain intellectual property of the Debtor, and agreed to execute and deliver this Patent Security Agreement, for recording with national, federal and state government authorities, including, but not limited to, the United States Patent and Trademark Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor agrees with the Secured Party as follows:

1.
Grant of Security. Debtor hereby pledges and grants to the Secured Party a security interest in and to all of the right, title and interest of such Debtor in, to and under the following, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “Patent Collateral”):

(a) All patents and patent applications, including patent application number 14614160 entitled “Near Field Communication (NFC) Vehicle Identification System and Process” filed with the United States Patent and Trademark Office and all registrations, reissues, divisions, continuations, continuations-in-part, renewals, extensions and re-examinations thereof and amendments thereto (the “Patents”);

(b) all rights of any kind whatsoever of such Debtor accruing under any of the Patents provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c) any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the Patents; and

(d) any and all claims and causes of action, with respect to any of the Patents, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2.             Recordation. Debtor authorizes the Commissioner for Patents and any other government officials to record and register this Patent Security Agreement upon request by the Secured Party.

3.             Loan Documents. This Patent Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference. The provisions of the Security Agreement, including the provisions in Section 8 for subordination, shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the Patent Collateral are as provided by the Security Agreement, and nothing in this Patent Security Agreement shall be deemed to limit such rights and remedies.

4.             Execution in Counterparts. This Patent Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Patent Security Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Patent Security Agreement.

5.             Successors and Assigns. This Patent Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.             Governing Law. This Patent Security Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Patent Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Maryland, without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction).

[Intentionally Left Blank—Signature Page Follows]

IN WITNESS WHEREOF, Debtor has caused this Patent Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

NEXTGEN PRO, LLC

                                                                             By: /s/ Marshall Chesrown
Name: Marshall Chesrown
Title: President
Address for Notices:
4521 Sharon Road
Suite 370
Charlotte, North Carolina 28211
Attention: Steven Berard

AGREED TO AND ACCEPTED:

NEXTGEN DEALER SOLUTIONS. LLC

By: /s/ Kartik Kakarala
Name: Kartik Kakarala
Title: President

Address for Notices:
1431 Greenway Drive
Suite 775
Irving, Texas 75038
Attention: Kartik Kakarala

EXHIBIT “C”

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (the “Agreement”), made this 8th day of February, 2017, by and between NEXTGEN PRO, LLC, a Delaware limited liability company, with an address of 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211 (“Debtor”), and NEXTGEN DEALER SOLUTIONS, LLC, a Delaware limited liability company, with an address of 1431 Greenway Drive, Suite 775, Irving, Texas 75038 (the “Secured Party”).

WHEREAS, Debtor has executed an Unconditional Guaranty Agreement dated even date herewith (the "Guaranty") in favor of the Secured Party, pursuant to which the Debtor guaranteed the payment and performance of all obligations of Smart Server, Inc. under a Subordinated Secured Confessed Judgement Promissory Note executed in favor of the Secured Party on the date hereof.

WHEREAS, to secure the obligations under the Note, the Debtor executed and delivered to the Secured Party that certain Security Agreement dated as of the date hereof (the “Security Agreement”).

WHEREAS, under the terms of the Security Agreement, the Debtor granted to the Secured Party, a security interest in, among other property, certain intellectual property of the Debtor, and agreed to execute and deliver this Trademark Security Agreement, for recording with national, federal and state government authorities, including, but not limited to, the United States Patent and Trademark Office.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor agrees with the Secured Party as follows:

1.
Grant of Security. Debtor hereby pledges and grants to the Secured Party a security interest in and to all of the right, title and interest of such Debtor in, to and under the following, wherever located, and whether now existing or hereafter arising or acquired from time to time (the “Trademark Collateral”):

(a)
All trademark registrations and applications, including the trademark registered with the United States Trademark and Trademark Office, Registration number 4,662,863, together with the goodwill connected with the use of and symbolized thereby and all extensions and renewals thereof (the “Trademarks”), excluding only United States intent-to-use trademark applications to the extent that and solely during the period in which the grant of a security interest therein would impair, under applicable federal law, the registrability of such applications or the validity or enforceability of registrations issuing from such applications;

(b) all rights of any kind whatsoever of such Debtor accruing under any of the Trademarks provided by applicable law of any jurisdiction, by international treaties and conventions and otherwise throughout the world;

(c) any and all royalties, fees, income, payments and other proceeds now or hereafter due or payable with respect to any and all of the Trademarks; and

(d) any and all claims and causes of action, with respect to any of the Trademarks, whether occurring before, on or after the date hereof, including all rights to and claims for damages, restitution and injunctive and other legal and equitable relief for past, present and future infringement, dilution, misappropriation, violation, misuse, breach or default, with the right but no obligation to sue for such legal and equitable relief and to collect, or otherwise recover, any such damages.

2.             Recordation. Debtor authorizes the Commissioner for Trademarks and any other government officials to record and register this Trademark Security Agreement upon request by the Secured Party.

3.             Loan Documents. This Trademark Security Agreement has been entered into pursuant to and in conjunction with the Security Agreement, which is hereby incorporated by reference. The provisions of the Security Agreement, including the provisions in Section 8 for subordination, shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of the Secured Party with respect to the Trademark Collateral are as provided by the Security Agreement, and nothing in this Trademark Security Agreement shall be deemed to limit such rights and remedies.

4.             Execution in Counterparts. This Trademark Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Trademark Security Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Trademark Security Agreement.

5.             Successors and Assigns. This Trademark Security Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6.             Governing Law. This Trademark Security Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Trademark Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of Maryland, without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction).

IN WITNESS WHEREOF, Debtor has caused this Trademark Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

NEXTGEN PRO, LLC

                                                                             By: /s/ Marshall Chesrown
Name: Marshall Chesrown
Title: President

Address for Notices:
4521 Sharon Road
Suite 370
Charlotte, North Carolina 28211
Attention: Steven Berrard

AGREED TO AND ACCEPTED:

NEXTGEN DEALER SOLUTIONS. LLC

By: /s/ Kartik Kakarala
Name: Kartik Kakarala
Title: President

Address for Notices:
1431 Greenway Drive
Suite 775
Irving, Texas 75038
Attention: Kartik Kakarala